UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2023

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2023, Dine Brands Global, Inc., a Delaware corporation (the “Corporation”) accepted the resignation of its President, Applebee’s Business Unit, John C. Cywinski, effective January 6, 2023. Mr. Cywinski is leaving to pursue another opportunity.

Tony E. Moralejo, age 58, will serve as President, Applebee’s Business Unit, effective January 6, 2023. Mr. Moralejo has served as President, International and Global Development of the Corporation since February 2020. From August 2016 to February 2020, Mr. Moralejo was Executive Vice President, International Business & Global Development at Cajun Operating Company.

In connection with his appointment as President, Applebee’s Business Unit, Mr. Moralejo will receive (1) a salary of $600,000 annually, (2) participation in the Corporation’s annual incentive plan with a target payout of 90% of base salary, and (3) participation in the Corporation’s long-term equity incentive award program.

Item 7.01 Regulation FD

On January 4, 2023, the Corporation issued a press release announcing the resignation of Mr. Cywinski and the appointment of Mr. Moralejo. A copy of the press release is attached hereto as Exhibit 99.1 and is also available on the Corporation’s website at www.dinebrands.com.

The information contained in this Item 7.01, including the related information set forth in Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release issued by the Corporation on January 4, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2023	DINE BRANDS GLOBAL, INC.

	By:	/s/ Christine K. Son
Senior Vice President, Legal, General Counsel and Secretary